Exhibit 99.2

Focus Financial Partners Inc. First Quarter 2023 Earnings Release Supplement May 4 , 2023

2 Disclaimer (1/2) Special Note Regarding Forward - Looking Statements Some of the information in this presentation may contain forward - looking statements . Forward - looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events . Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward - looking statements . They can be affected by assumptions used or by known or unknown risks or uncertainties . Consequently, no forward - looking statements can be guaranteed . When considering these forward - looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation . Actual results may vary materially . You are cautioned not to place undue reliance on any forward - looking statements . You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties . Factors that could cause our actual results to differ materially from the results contemplated by such forward - looking statements include the timing and terms of any required governmental or regulatory approvals of the proposed transaction with Clayton, Dubilier & Rice (“CD&R”) ; timing and ability to satisfy conditions to closing the proposed transaction (including obtaining necessary approvals of the Focus stockholders) ; impact of announcements relating to the proposed transaction on the price of Focus’ common stock ; impact of proposed transaction on ability to maintain business and operational relationships, including retaining and hiring personnel and partner firm clients ; the occurrence of any circumstances that could give rise to the termination of the merger agreement with CD&R ; disruption of management’s attention from Focus’ ongoing business operations due to the proposed transaction ; significant transaction costs ; the risk of litigation and/or regulatory actions related to the proposed transaction, fluctuations in wealth management fees, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber - attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U . S . and non - U . S . regulatory requirements, legal proceedings and governmental inquiries and certain other factors . All forward - looking statements are expressly qualified in their entirety by the foregoing cautionary statements . Our forward - looking statements speak only as of the date of this presentation or as of the date as of which they are made . Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward - looking statements .

3 Disclaimer (2/2) Non - GAAP Financial Measures Adjusted EBITDA is a non - GAAP measure . Adjusted EBITDA is defined as net income (loss) excluding interest income, interest expense, income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, depreciation and other amortization, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, other expense – net, Merger - related expenses, if any, and secondary offering expenses, if any . We believe that Adjusted EBITDA, viewed in addition to and not in lieu of, our reported GAAP results, provides additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . We use Adjusted EBITDA ( i ) as a measure of operating performance, (ii) for planning purposes, including the preparation of budgets and forecasts, (iii) to allocate resources to enhance the financial performance of our business, (iv) to evaluate the effectiveness of our business strategies, and (v) as a consideration in determining compensation for certain employees . Adjusted EBITDA does not purport to be an alternative to net income (loss) or cash flows from operating activities . The term Adjusted EBITDA is not defined under GAAP, and Adjusted EBITDA is not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted EBITDA has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted EBITDA does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs, and (iii) Adjusted EBITDA does not reflect the interest expense on our debt or the cash requirements necessary to service interest or principal payments . In addition, Adjusted EBITDA can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and using Adjusted EBITDA as supplemental information . We analyze our performance using Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are non - GAAP measures . We define Adjusted Net Income Excluding Tax Adjustments as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non - cash equity compensation expense, non - cash changes in fair value of estimated contingent consideration, loss on extinguishment of borrowings, Merger - related expenses, if any, and secondary offering expenses, if any . The calculation of Adjusted Net Income Excluding Tax Adjustments also includes adjustments to reflect a pro forma 27 % income tax rate reflecting the estimated U . S . federal, state, local and foreign income tax rates applicable to corporations in the jurisdictions we conduct business and is used for comparative purposes . The actual effective income tax rate, in current or future periods, may differ significantly from the pro forma income tax rate of 27% . The actual effective income tax rate is the percentage of income tax after taking into consideration various tax deductions, credits and limitations . Among other things, periods of increased interest expense and limits on our ability to deduct interest expense may, in current or future periods, contribute to an actual effective income tax rate that is less than or greater than the pro forma income tax rate of 27% . We believe that Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following : ( i ) non - cash equity grants made to employees or non - employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time ; stock - based compensation expense is not a key measure of our operating performance, (ii) contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods ; the non - cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance, and (iii) amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired ; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance . Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities . The terms Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not defined under GAAP, and Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP . Therefore, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP . Some of these limitations are : ( i ) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments, (ii) Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share do not reflect changes in, or cash requirements for, working capital needs, and (iii) Other companies in the financial services industry may calculate Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share differently than we do, limiting its usefulness as a comparative measure . In addition, Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments . We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share as supplemental information . To supplement our statements of cash flows presented on a GAAP basis, we use non - GAAP liquidity measures on a trailing 4 - quarter basis to analyze cash flows generated from our operations . We consider Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation to be liquidity measures that provide useful information to investors about the amount of cash generated by the business and are two factors in evaluating the amount of cash available to pay contingent consideration and deferred cash consideration, make strategic acquisitions and repay outstanding borrowings . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation do not represent our residual cash flow available for discretionary expenditures as they do not deduct our mandatory debt service requirements and other non - discretionary expenditures . We define Adjusted Free Cash Flow as net cash provided by operating activities, less purchase of fixed assets, distributions for Focus LLC unitholders and payments under tax receivable agreements (if any) . We define Cash Flow Available for Capital Allocation as Adjusted Free Cash Flow plus the portions of contingent consideration and deferred cash consideration paid which are classified as operating cash flows under GAAP . The balances of such contingent consideration and deferred cash consideration are classified as investing or financing cash flows under GAAP ; therefore, we add back the amounts included in operating cash flows so that the full amount of contingent consideration and deferred cash consideration payments are treated consistently . Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation are not defined under GAAP and should not be considered as alternatives to net cash from operating, investing or financing activities . In addition, Adjusted Free Cash Flow and Cash Flow Available for Capital Allocation can differ significantly from company to company .

Table of Contents 4 Pages Pending Acquisition by CD&R 5 - 6 Selected Growth Trends 7 - 11 First Quarter 2023 Recap 12 - 17 Credit Profile & Earnings Preference 18 - 23 Cash Flows 24 - 26 Appendix 27 - 31

Pending Acquisition by CD&R 5

Pending Acquisition by CD&R (1) 6 ▪ On February 27, 2023, Focus entered in an Agreement and Plan of Merger (the “Merger” or “Merger Agreement”) by and among affiliates of Clayton, Dubilier & Rice, LLC (“CD&R”) pursuant to which Focus is to be acquired by CD&R for $53 per share in an all - cash transaction ▪ Funds managed by Stone Point Capital LLC (“Stone Point”) will retain a portion of their investment in Focus and provide new equity financing as part of the proposed transaction ▪ The Merger Agreement provided for a 40 - day “go - shop” period to allow the Special Committee of our Board of Directors to actively initiate, solicit and consider alternative acquisition proposals from third parties ▪ The “go - shop” period expired at 11:59 p.m. Eastern Time on April 8, 2023, with no alternative acquisition proposals received from any third party ▪ Closing is subject to stockholder approval, regulatory approvals and other customary conditions ▪ The transaction is expected to close in the third quarter of 2023 (2) ▪ Focus will cease to be a publicly traded company upon consummation of the proposed transaction 1. Refer to our SEC filings for additional information regarding the Merger Agreement entered into on February 27, 2023. 2. Focus cannot assure completion of the Merger by any particular date, if at all, or that, if completed, it will be completed o n t he terms set forth in the Merger Agreement.

Selected Growth Trends 7

$75.2 $80.6 $87.0 $23.6 $1,286.1 $1,717.4 $2,056.3 $533.9 2020 2021 2022 Q1 '23 YTD 94.5% 95.5% 95.9% 95.8% Wealth Management Fees Allocation (1) ($ in millions, % of Revenues) 1. The sum of wealth management fees and other revenues as presented in this chart may not agree to total revenues due to roundi ng. 2. Non - GAAP financial measure. See Appendix for reconciliations. 3. Calculated as Adjusted EBITDA divided by revenues. Revenue and Adjusted EBITDA Growth Over Time 8 Revenues ($ in millions) Adjusted EBITDA (2) ($ in millions) Adjusted EBITDA Margin (3) (% o f Revenues) Wealth management fees Other revenues $1,361.3 $1,798.0 $2,143.3 $557.5 2020 2021 2022 Q1 '23 YTD CAGR: 25.5% $321.8 $451.3 $537.5 $132.5 2020 2021 2022 Q1 '23 YTD CAGR: 29.2% 23.6% 25.1% 25.1% 23.8% 2020 2021 2022 Q1 '23 YTD Margin: +1.5%

1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deduction s f or acquired intangible assets with the step - up in tax basis. Bottom - Line Performance Enhanced by a Tax Efficient Structure 9 Adjusted Net Income (“ ANI”) Excluding Tax Adjustments (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1,2) $195.6 $278.7 $300.5 $60.1 2020 2021 2022 Q1 '23 YTD CAGR: 24.0% $37.3 $46.8 $64.4 $17.4 2020 2021 2022 Q1 '23 YTD CAGR: 31.4% $2.46 $3.36 $3.62 $0.69 2020 2021 2022 Q1 '23 YTD CAGR: 21.3% $0.47 $0.56 $0.77 $0.20 2020 2021 2022 Q1 '23 YTD CAGR: 28.0%

1. As of March 31, 2023. 2. Inception means first full four quarters as a Focus partner firm and reflects activity through all market cycles during that tim e. The analysis includes the 73 firms since inception that have been with us for at least 2 years as of March 31, 2023 in order to determine a baseline revenue growth rate. If Focus partner firms merged together, their financials have bee n combined. 3. The weightings are based on the March 31, 2023 LTM revenues of the respective partner firms. 4. Excludes the first full annual revenue from all the mergers made by our partner firm portfolio since joining Focus. 5. The 73 partner firms have been with Focus for a weighted average of ~7 years and a median period of ~6 years. 5.0% 13.1% 9.4% 7.2% 4.4% 14.7% 12.6% 7.8% Firms that have not completed a merger (29 firms) Firms that have completed at least one merger (44 firms) Entire portfolio of 73 partner firms Entire portfolio of 73 partner firms Median Revenue CAGR Weighted Average Revenue CAGR Organic Revenue Growth, Including and Excluding Mergers 10 ▪ Partner firms who grow through mergers in addition to traditional client acquisition strategies have transformed their businesses through accelerated growth. ▪ Mergers enable efficient access to large pools of client assets, new spheres of influence, distribution channels and exceptional advisor talent. 73 partner firms (5) represented ~89% of our Q1 2023 LTM revenues (3) (3) (3) (3,4) Revenue CAGR Since Inception (1,2) Including Mergers Excluding Mergers

Average Organic Revenue Growth Rate Demonstrates Partner Firm Strength and Resiliency ▪ Over the last 16 quarters, our average organic growth rate has been 14.4%. 1. Organic revenue growth represents the period - over - period growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus's partner firms, including Connectus , and partner firms that have merged, that for the entire periods presented are included in Focus's consolidated statements o f operations for the entire periods presented. Focus believes these growth statistics are useful in that they present full - period revenue growth of partner firms on a ‘‘same s tore’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. 11 18.0% 22.4% 25.2% 21.2% (0.3%) 2.4% 7.3% 12.2% 28.8% 28.8% 26.6% 22.0% 15.0% 3.4% (3.5%) 0.3% -10% -5% 0% 5% 10% 15% 20% 25% 30% Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Quarterly Organic Revenue Growth (1) Percentage Organic Revenue Growth Quarterly Average: 14.4% Average: 14.4%

First Quarter 2023 Recap 12

Year - Over - Year Financial Performance 13 Adjusted Net Income (“ANI”) Excluding Tax Adjustments (1) ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Refer to footnote 2 on slide 9. Revenues ($ in millions) Adjusted EBITDA (1) ($ in millions) ANI Excluding Tax Adjustments Per Share (1) Tax Adjustments (2) ($ in millions) Tax Adjustments Per Share (1,2) $536.6 $557.5 Q1 '22 Q1 '23 3.9% $135.1 $132.5 Q1 '22 Q1 '23 - 1.9% $83.1 $60.1 Q1 '22 Q1 '23 - 27.6% $14.8 $17.4 Q1 '22 Q1 '23 17.3% $0.98 $0.69 Q1 '22 Q1 '23 - 29.6% $0.18 $0.20 Q1 '22 Q1 '23 11.1%

▪ Adjusted EBITDA: (2) $132.5 million, - 1.9% year - over - year decline ▪ Adjusted EBITDA margin: (3) 23.8%, compared to 25.2% in the prior year period ▪ Revenues: $557.5 million, +3.9% year - over - year growth ▪ Organic revenue growth rate: (1) 0.3 % year - over - year ▪ GAAP net income (loss): ($7.0) million, compared to $39.1 million in Q1 2022 ▪ GAAP basic and diluted loss per share of Class A common stock: ($0.01) and ($0.22) ▪ Adjusted Net Income Excluding Tax Adjustments: (2) $60.1 million, - 27.6% year - over - year decline ▪ Tax Adjustments: (4) $17.4 million, +17.3% year - over - year growth ▪ Adjusted Net Income Excluding Tax Adjustments Per Share: (2) $0.69, - 29.6% year - over - year decline ▪ Tax Adjustments Per Share: (2,4) $0.20, +11.1% year - over - year growth Adjusted EBITDA Q1 2023 Financial Snapshot Revenues Net Income and Per Share Amounts 1. Organic revenue growth represents the period - over - period growth in revenues related to partner firms, including growth related t o acquisitions of wealth management practices and customer relationships by our partner firms, including Connectus, and partner firms that have merged, that for the entire periods presented, are included in our consolida ted statements of operations for each of the entire periods presented. We believe these growth statistics are useful in that they present full period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of th e effect of the partial period results of partner firms that are acquired during the comparable periods. 2. Non - GAAP financial measure. See Appendix for reconciliations. 3. Calculated as Adjusted EBITDA divided by revenues. 4. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions completed where the Company received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to the Company’s acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplem ent al economic benefit. The tax benefit from amortization is identified to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. 5. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) min us unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). 14 Net Leverage & Cash Flow ▪ Net Leverage Ratio: (5) 4.41x ▪ Net cash provided by operating activities: $290.0 million (LTM Q1 2023), +5.4% year - over - year ▪ Cash Flow Available for Capital Allocation: (2) $303.9 million (LTM Q1 2023), +1.4% year - over - year ▪ Unamortized gross tax shield: $2.9+ billion at March 31, 2023 ▪ Tax Receivable Agreement payments: $9.6 million

$533.9m , 95.8% $23.6m , 4.2% Wealth Management Fees Other ▪ Holistic wealth management fees tied to team - based service model ▪ Not a commission or interest revenue based model Multiple Sources of Revenue Diversification $415.9m , 74.6% $141.6m , 25.4% Revenues Correlated to Markets Correlated to Markets Not Correlated to Markets ▪ Advance billing structure used by majority of partner firms gives high visibility into subsequent quarter ▪ Diversification of billing practices across partner firms is an embedded revenue hedge ▪ Non - correlated revenues typically include fixed fees for investment advice, tax fees and family office type services ▪ Diversification reduces market risk to revenue stream ▪ International sources provide growing revenue diversification ▪ 9 partner firms across Australia, Canada, Switzerland, the UK and other jurisdictions, together with partner firm Connectus, are platforms for growth $521.0m , 93.5% $36.5m , 6.5% Domestic International Q1 2023 Revenues by Source Q1 2023 Revenues by Region Q1 2023 Revenues Correlated to Markets 15 $269.7m , 64.8% $146.2m , 35.2% Billing Structure of Market - Correlated Revenues Advance Arrears

Continuing a Trend of Strong M&A Volume 16 90 Partner Firms (1) 290+ M&A Transactions Since 2006 (1) Annual M&A Transactions Since 2020 1. As of May 1, 2023. 2. As of March 31, 2023. (1) 7 14 5 2 18 24 19 14 25 38 24 16 2020 2021 2022 2023 to date New Partner Firms Mergers ~5,900 Partners and Employees (2)

YTD M&A Momentum is Strong 17 2023 YTD Highlights ▪ 16 closed transactions: ▪ 2 new partner firms ▪ 14 mergers Type Acquiring Partner Firm Closing Date Primary Office Location Partner Firm Acquisitions 1. Spectrum Wealth Management 1/1/2023 Indianapolis, IN 1. Clintsman Financial Planning Buckingham Strategic Wealth 1/1/2023 Southlake, TX 2. Davis & Seiley HoyleCohen 1/1/2023 La Mesa, CA 3. Regent Bartlett 1/1/2023 Louisville, KY 4. Convergent Buckingham Strategic Wealth 2/1/2023 Plymouth Meeting, PA 5. Cooper Lapman The Colony Group 2/1/2023 Boston, MA 6. Oxford Buckingham Strategic Wealth 2/1/2023 Cincinnati, OH 7. Origin Kovitz 3/1/2023 Chicago, IL 8. Financial Partners Capital Management GYL Financial Synergies 3/1/2023 New York, NY 9. Newman Schimel Kovitz 3/1/2023 Deerfield, IL 10. Alliance Benefit Group Southwest Sentinel 3/1/2023 Albuquerque, NM 11. Cortina Gelfand, Rennert & Feldman 3/1/2023 Needham, MA Partner Firm Acquisitions 1. Westcourt Capital 5/1/2023 Toronto, Canada 1. Davis Financial Planning Buckingham Strategic Wealth 4/1/2023 Asheville, NC 2. Hotaling Investment Management GYL Financial Synergies 4/1/2023 Wayne, PA 3. Hausman Buckingham Strategic Wealth 5/1/2023 Hood River, OR Firm Name Mergers Q1 2023 Mergers Q2 2023

Credit Profile & Earnings Preference 18

Credit Overview and Interest Rate Sensitivity 19 1. Net Leverage Ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility) and means the ratio of amount s o utstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid draw ing s thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility). Net Leverage Ratio covenant is for the benefit of the First Lien Revolver and First Lien Te rm Loan A only. 2. Analysis shows the actual interest expense for Q1’23, inclusive of the Company’s Term Loans, Revolver borrowings, and the imp act of the three cash flow hedges which effectively convert the SOFR variable interest rate on the first $850 million of Term Loan borrowings to a fixed weighted average interest rate of 53 basis points. The anal ysi s then assumes that 30 - day SOFR rates were either 50 bps lower or higher throughout the entire period. Q1’23 Interest Expense Sensitivity to SOFR (2) Pre - tax Impact to Q1’23 Interest Expense if 30 - day SOFR was different by: - 50 bps +50 bps - $2.2M +$2.2M Actual Q1’23 Reported Interest Expense (including impact of hedges) $43.9M First Lien Term Loan B – Tranche A First Lien Term Loan B – Tranche B First Lien Term Loan A First Lien Revolver Amount $1,751.2 million $786.4 million $120 million drawn of $240 million facility size with 9 month delayed draw Undrawn; $650 million facility size Maturity June 2028 June 2028 November 2027 November 2027 Applicable Margin SOFR + 325 bps on $901.2 million variable portion 0.53% + 325 bps on $850 million fixed via hedges 101 soft call feature for 6 months SOFR + 250 bps SOFR + 250 bps on drawn SOFR + 225 bps on drawn with step downs based on Net Leverage Ratio (1) 50 bps on undrawn portion with step downs based on Net Leverage Ratio (1) OID 98.25 99.25 98.5 Not Applicable SOFR Floor 0.50% 0.50% 0.50% 0.00% Amortization 1.00% / $17.6 million per annum 1.00% / $8.0 million per annum When drawn 3/31/23 – 12/31/23: 1.0% 3/31/24 – 12/31/24: 2.0% 3/31/25 – 12/31/25: 2.0% 3/31/26 – 12/31/26: 5.0% 3/31/27 – 12/31/27: 7.5% Not Applicable Net Leverage Ratio (1) Covenant 6.25x Credit Overview (as of March 31, 2023) ▪ In April 2023, we entered into $500 million in forward starting interest rate swaps ▪ These swaps fix our 1 month Term SOFR rate for $500 million in borrowings at ~3.17% +325 bps for the April 2024 to April 2028 period

Credit and Liquidity Profile Debt cost ~ 6.4 % weighted average interest rate on funded borrowings Duration risk ~5.3 years remaining to maturity for Term Loan B (June 2028) ~4.7 years remaining to maturity for Term Loan A (November 2027) ~4.7 years remaining to maturity for Revolver (November 2027) 95%+ fee - based and recurring revenues, variable management fees and earnings preference protect cash flows Downside protection 20 Liquidity ~$100 m illion cash ~$ 640 million available Revolver capacity ~$120 million undrawn Term Loan A ~$304 million LTM Cash Flow Available for Capital Allocation (1) As of March 31, 2023: 1. Non - GAAP financial measure. See Appendix for reconciliations.

Equity market decline (20)% (40)% Assumed Client Portfolio Allocation to Equities 50% 50% Decline in market-correlated revenues (1) (10)% (20)% ($ in millions) Reported Q1'23 Market-Correlated Revenues 415.9$ 374.3$ 332.7$ Q1'23 Non-Correlated Revenues 141.6$ 141.6$ 141.6$ Total Revenue - Q1'23 557.5$ 515.9$ 474.3$ Covenant EBITDA (2) - LTM 580.2$ 560.6$ 547.2$ Net Debt (3) 2,557.4$ 2,557.4$ 2,557.4$ Net Leverage Ratio (2) 4.41x 4.56x 4.67x Change from Q1 Reported ~0.15x ~0.27x Sensitivity Analysis (Illustrative Only) Earnings Preference Provides Strong Downside Protection 1. The analysis depicts the impact on our Net Leverage Ratio (as defined in the Credit Facility) resulting from a hypothetical c han ge in Q1 market correlated revenues only. All other revenues/expenses were kept constant except management fees, which are tied to the profitability of our partner firms. 2. Net leverage ratio represents the First Lien Leverage Ratio (as defined in the Credit Facility), and means the ratio of amoun ts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt obligations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpai d d rawings thereunder) minus unrestricted cash and cash equivalents to Consolidated EBITDA (as defined in the Credit Facility), which in the above table is referred to as “Covenant EBITDA.” 3. Net Debt represents amounts outstanding under the First Lien Term Loan and First Lien Revolver plus other outstanding debt ob lig ations secured by a lien on the assets of Focus LLC (excluding letters of credit other than unpaid drawings thereunder) minus unrestricted cash and cash equivalents. 4. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal t o o ur collective preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Ta rget Earnings. Base Earnings may change in future periods for various business or contractual matters. ▪ Reflects one - quarter impact to revenues and Covenant EBITDA (1)(2) ▪ Assumes all other revenue sources and expenses remain unchanged except for management fees ▪ In the event of a multi - quarter downturn ▪ Partner firms would further reduce their cost structures ▪ M&A activity would moderate ▪ Cash flow would be available for debt r epayment ▪ Significant head room on covenant ▪ Q1 Covenant EBITDA - LTM (2) would need to drop to $409.2 million, or decline by ~29%, to reach 6.25x net leverage ratio covenant 21

$12 $19 $35 $35 $38 $39 $39 $57 $58 $68 $79 $129 $129 $140 $148 $155 $157 $168 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23* Supported by Substantial Acquired Base Earnings (1) 22 *Q2 includes a new partner firm that has closed. 1. The terms of our management agreements entitle the management companies to management fees typically consisting of all future EB PC of the acquired wealth management firm in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is eq ual to our preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Ea rni ngs. Base Earnings may change in future periods for various business or contractual matters. ($ in Millions) Cumulative New Partner Firms Cumulative Acquired Base Earnings Cumulative New Partner Firms and Acquired Base Earnings (1) Since Q1 2019 3 5 6 6 7 8 8 13 14 16 18 27 27 28 30 32 33 34

Structural Protections in Our Financial Model (Illustration) 23 Earnings Preference Provides Downside Protection For Firms Above Target Earnings, Split Mitigates Downside Financial Impact to Focus 1. The terms of our management agreements entitle the management companies to management fees typically consisting of all Earnin gs Before Partner Compensation (“EBPC”) in excess of Base Earnings up to Target Earnings, plus a percentage of any EBPC in excess of Target Earnings. Acquired Base Earnings is equal t o o ur preferred position in Base Earnings or comparable measures. We are entitled to receive these earnings notwithstanding any earnings that we are entitled to receive in excess of Target Earni ngs . Base Earnings may change in future periods for various business or contractual matters. Management fees growth represents the period - over - period growth in GAAP management fees earned by managemen t companies. While an expense, we believe that growth in management fees reflect the strength of the partnership. Base Case +10% Revenues -10% Revenues Revenues $5,000 $5,500 $4,500 Operating Expenses (excl. management fees) -$2,000 -$2,000 -$2,000 Earnings Before Partner Compensation ("EBPC") (1) $3,000 $3,500 $2,500 Split 50% 50% 50% To Focus $1,500 $1,750 $1,500 To Management Company (as Management Fee) (1) $1,500 $1,750 $1,000 Management Fee as % of Revenue 30% 32% 22% At Time of Deal Focus Acquired Base Earnings (1) Base Case +10% Revenues -10% Revenues Revenues $10,000 $11,000 $9,000 Operating Expenses (excl. management fees) -$3,500 -$3,500 -$3,500 Earnings Before Partner Compensation ("EBPC") $6,500 $7,500 $5,500 Original Target EBPC at Time of Deal $3,000 $3,000 $3,000 Current EBPC Above Target $3,500 $4,500 $2,500 To Focus Preference On Original EBPC at Time of Deal (50%) $1,500 $1,500 $1,500 Split on Excess Above Target (50%) $1,750 $2,250 $1,250 $3,250 $3,750 $2,750 To Management Company (as Management Fee) (1) Original EBPC at Time of Deal (50%) $1,500 $1,500 $1,500 Split on Excess Above Target (50%) $1,750 $2,250 $1,250 $3,250 $3,750 $2,750 Management Fee as % of Revenue 33% 34% 31% Firm Has Grown Above Target Earnings

Cash Flows 24

$275.1 $299.6 $290.0 $303.9 Net cash provided by operating activities Cash Flow Available for Capital Allocation Q1 '22 LTM Q1 '23 LTM Resilient Cash Flows Despite Market Volatility As % of Adjusted EBITDA (1) 62% 57% Cash Flow Snapshot ($ in millions) 1. Non - GAAP financial measure. See Appendix for reconciliations. 2. Net cash provided by operating activities for the three months ended March 31, 2022 and 2023 include cash outflows related to du e to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10 - K. 25 5.4% (1) 1.4% Cash Flow Trend ($ in millions) (2) (1) $298.9 $310.7 $313.9 $275.1 $291.3 $306.4 $288.6 $290.0 $266.0 $299.7 $319.9 $299.6 $323.2 $345.8 $317.7 $303.9 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 LTM Cash Flows From Operating Activities LTM Cash Flow Available For Capital Allocation (2)

Substantial Tax Shield Created by Tax Efficient Transaction Structure 26 $193 $258 $256 $2,263 $52 $70 $69 $611 2023 - next 9 months 2024 2025 2026 & Thereafter Future Amortization of Gross Tax Shield Estimated Tax Benefit Focus generally acquires intangible assets which generate tax shields (1) ($ in millions) 1. Focus partner firms typically have limited tangible assets on acquisition date. Focus typically purchases customer lists, man age ment contracts and goodwill. Consideration is typically paid in cash. Each incremental M&A transaction creates an additional tax shield which generates substantial value for shareholders and enhances our cash flows. Each tax shield is amortized over 15 years (as required under Internal Revenue Code Section 197). 2. As of March 31, 2023. 3. Based on 27% pro forma tax rate. $2.9+ billion cumulative unamortized gross tax shield (1,2) Incremental acquisitions & earnout payments will drive new tax shields in the future. (3)

Appendix 27

Net Income (Loss) to Adjusted EBITDA Reconciliation 1. Relates to offering expenses associated with the March 2021 and June 2021 secondary offerings. 2. Represents costs incurred in conjunction with the Merger Agreement entered into on February 27, 2023. Refer to our SEC filing s f or additional information. 28 ($ in thousands) 2020 2021 2022 Mar. 31, 2022 Mar. 31, 2023 Net income (loss) 48,965$ 24,440$ 125,278$ 39,082$ (6,977)$ Interest income (453) (422) (791) (3) (464) Interest expense 41,658 55,001 99,887 17,616 43,929 Income tax expense (benefit) 20,660 20,082 53,077 15,617 (18,703) Amortization of debt financing costs 2,909 3,958 3,999 1,101 1,105 Intangible amortization 147,783 187,848 261,842 60,276 71,786 Depreciation and other amortization 12,451 14,625 15,281 3,633 3,967 Non-cash equity compensation expense 22,285 31,602 30,453 6,707 7,911 Non-cash changes in fair value of estimated contingent consideration 19,197 112,416 (64,747) (8,985) 16,488 Loss on extinguishment of borrowings 6,094 — 1,807 — — Other expense - net 214 337 11,370 36 2,725 Secondary offering expenses (1) — 1,409 — — — Merger-related expenses (2) — — — — 10,751 Adjusted EBITDA 321,763$ 451,296$ 537,456$ 135,080$ 132,518$ Three months ended

Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation * Refer to the following pages for footnotes 29 2020 2021 2022 Mar. 31, 2022 Mar. 31, 2023 ($ in thousands, except share and per share data) Net income (loss) 48,965$ 24,440$ 125,278$ 39,082$ (6,977)$ Income tax expense (benefit) 20,660 20,082 53,077 15,617 (18,703) Amortization of debt financing costs 2,909 3,958 3,999 1,101 1,105 Intangible amortization 147,783 187,848 261,842 60,276 71,786 Non-cash equity compensation expense 22,285 31,602 30,453 6,707 7,911 Non-cash changes in fair value of estimated contingent consideration 19,197 112,416 (64,747) (8,985) 16,488 Loss on extinguishment of borrowings 6,094 — 1,807 — — Secondary offering expenses (1) — 1,409 — — — Merger-related expenses (2) — — — — 10,751 Subtotal 267,893 381,755 411,709 113,798 82,361 Pro forma income tax expense (27%) (3) (72,331) (103,074) (111,161) (30,725) (22,237) Adjusted Net Income Excluding Tax Adjustments 195,562$ 278,681$ 300,548$ 83,073$ 60,124$ Tax Adjustments (3) (4) 37,254$ 46,805$ 64,359$ 14,813$ 17,378$ Adjusted Net Income Excluding Tax Adjustments Per Share 2.46$ 3.36$ 3.62$ 0.98$ 0.69$ Tax Adjustments Per Share (4) 0.47$ 0.56$ 0.77$ 0.18$ 0.20$ Adjusted Shares Outstanding 79,397,568 82,893,928 83,093,073 84,579,820 86,844,405 Calculation of Adjusted Shares Outstanding: Weighted average shares of Class A common stock outstanding—basic (5) 48,678,584 57,317,477 65,552,592 65,331,370 65,940,004 Adjustments: Weighted average incremental shares of Class A common stock related to stock options, unvested Class A common stock and restricted stock units (6) 118,029 513,674 257,623 436,093 443,542 Weighted average Focus LLC common units outstanding (7) 21,461,080 15,200,900 11,857,164 11,621,814 12,072,890 Weighted average Focus LLC restricted common units outstanding (8) 5,005 73,983 199,495 193,625 296,548 Weighted average common unit equivalent of Focus LLC incentive units outstanding (9) 9,134,870 9,787,894 5,226,199 6,996,918 8,091,421 Adjusted Shares Outstanding 79,397,568 82,893,928 83,093,073 84,579,820 86,844,405 Three months ended

* These footnotes refer to the tables on the previous page. 1. Relates to offering expenses associated with the March 2021 and June 2021 secondary offerings. 2. Represents costs incurred in conjunction with the Merger Agreement entered into on February 27, 2023. Refer to our SEC filing s f or additional information. 3. The pro forma income tax rate of 27% reflects the estimated U.S. federal, state, local and foreign income tax rates applicabl e t o corporations in the jurisdictions we conduct business and is used for comparative purposes. The actual effective income tax rate, in current or f utu re periods, may differ significantly from the pro forma income tax rate of 27%. The actual effective income tax rate is the percentage of income tax af ter taking into consideration various tax deductions, credits and limitations. Among other things, periods of increased interest expense and lim its on our ability to deduct interest expense may, in current or future periods, contribute to an actual effective income tax rate that is less than or gr eat er than the pro forma income tax rate of 27%. 4. Tax Adjustments represent the tax benefits of intangible assets, including goodwill, associated with deductions allowed for t ax amortization of intangible assets in the respective periods based on a pro forma 27% income tax rate. Such amounts were generated from acquisitions comp let ed where we received a step - up in basis for tax purposes. Acquired intangible assets may be amortized for tax purposes, generally over a 15 - year period. Due to our acquisitive nature, tax deductions allowed on acquired intangible assets provide additional significant supplemental economic be nefit. The tax benefit from amortization is included to show the full economic benefit of deductions for acquired intangible assets with the step - up in tax basis. As of March 31, 2023, estimated Tax Adjustments from intangible asset related income tax benefits from closed acquisitions based on a pro for ma 27% income tax rate for the next 12 months is $69.6 million. 5. Represents our GAAP weighted average Class A common stock outstanding – basic. 6. Represents the incremental shares related to stock options, unvested Class A common stock and restricted stock units as calcu lat ed under the treasury stock method. 7. Assumes that 100% of the Focus LLC common units, including contingently issuable Focus LLC common units, if any, were exchang ed for Class A common stock. 8. Assumes that 100% of the Focus LLC restricted common units were exchanged for Class A common stock. 9. Assumes that 100% of the vested and unvested Focus LLC incentive units were converted into Focus LLC common units based on th e c losing price of our Class A common stock at the end of the respective period and such Focus LLC common units were exchanged for Class A common st ock . 30 Net Income (Loss) to Adjusted Net Income Excluding Tax Adjustments and Adjusted Net Income Excluding Tax Adjustments Per Share Reconciliation

Reconciliation of Cash Flow Available for Capital Allocation 31 1. A portion of contingent consideration paid is classified as operating cash outflows in accordance with GAAP (with the balance re flected in investing or financing cash outflows) and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation. 2. A portion of deferred cash consideration paid is classified as operating cash outflows in accordance with GAAP ( with the balance reflected in financing cash outflows) and therefore is a reconciling item to arrive at Cash Flow Available for Capital Allocation . 3. Cash Flow Available for Capital Allocation excludes all contingent consideration and deferred cash consideration that was inc lud ed in either operating, investing or financing activities of our consolidated statements of cash flows. 4. Net cash provided by operating activities for the three months ended March 31, 2021, 2022 and 2023 include cash outflows rela ted to due to affiliates (i.e. management fees). A portion of management fees were paid in Q1 post the issuance of the respective annual audit included in our Form 10 - K. ($ in thousands) Sept. 30, 2020 Dec. 31, 2020 Mar. 31, 2021 (4) June 30, 2021 Sept. 30, 2021 Net cash provided by operating activities 74,089$ 72,894$ 34,128$ 117,832$ 85,888$ Purchase of fixed assets (6,744) (6,658) (2,835) (1,483) (2,242) Distributions for unitholders (8,122) (6,692) (9,055) (10,053) (7,283) Payments under tax receivable agreements — — (4,112) (311) — Adjusted Free Cash Flow 59,223$ 59,544$ 18,126$ 105,985$ 76,363$ Portion of contingent consideration paid included in operating activities (1) 3,806 2,394 5,276 11,605 20,415 Portion of deferred acquisition consideration paid included in operating activities (2) — — — — — Cash Flow Available for Capital Allocation (3) 63,029$ 61,938$ 23,402$ 117,590$ 96,778$ Three months ended ($ in thousands) Dec. 31, 2021 Mar. 31, 2022 (4) June 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar. 31, 2023 (4) Mar. 31, 2022 (4) Mar. 31, 2023 (4) Net cash provided by operating activities 76,070$ (4,642)$ 133,934$ 101,024$ 58,283$ (3,228)$ 275,148$ 290,013$ Purchase of fixed assets (4,458) (3,232) (3,197) (6,723) (7,865) (5,609) (11,415) (23,394) Distributions for unitholders (5,920) (8,209) (7,747) (4,563) (2,465) (1,531) (31,465) (16,306) Payments under tax receivable agreements — (3,856) — — — (9,598) (4,167) (9,598) Adjusted Free Cash Flow 65,692$ (19,939)$ 122,990$ 89,738$ 47,953$ (19,966)$ 228,101$ 240,715$ Portion of contingent consideration paid included in operating activities (1) 16,439 23,049 18,202 29,571 6,093 8,969 71,508 62,835 Portion of deferred cash consideration paid included in operating activities (2) — — — 16 — 288 — 304 Cash Flow Available for Capital Allocation (3) 82,131$ 3,110$ 141,192$ 119,325$ 54,046$ (10,709)$ 299,609$ 303,854$ Trailing 4-Quarters endedThree months ended